Exhibit 99.2

D e b t S ummary

B | RILEY Financial

First Quarter 2024 Supplemental Financial Data

May 15, 2024

NASDAQ: RILY



Reconciliation of U.S. GAAP to Non-GAAP Measures

(Unaudited, dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Total Revenues to Operating Revenue Reconciliation					
Total Revenues	$ 432,090	$ 406,278	$ 462,312	$ 342,920	$ 343,032
Revenue Adjustments:					
Trading (income) loss and fair value adjustments on loans	(51,568)	(42,365)	10,587	41,518	29,868
Fixed income spread	8,116	5,817	6,982	8,250	6,052
Total Revenue Adjustments	(43,452)	(36,548)	17,569	49,768	35,920
Operating Revenue	**$ 388,638**	**$ 369,730**	**$ 479,881**	**$ 392,688**	**$ 378,952**

Reconciliation of U.S. GAAP to Non-GAAP Measures

(Unaudited, dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Adj. EBITDA and Operating Adj. EBITDA Reconciliation					
Net income (loss) attributable to B. Riley Financial, Inc.	$ 17,155	$ 46,381	$ (73,823)	$ (89,623)	$ (49,165)
EBITDA Adjustments:					
Provision for (benefit from) income taxes	7,919	21,504	(15,079)	(51,037)	(17,090)
Interest expense	47,561	47,332	45,229	46,891	44,864
Interest income	(2,574)	(701)	(180)	(420)	(669)
Share based payments	13,746	10,492	11,026	9,845	8,682
Depreciation and amortization	13,077	12,534	12,491	11,502	11,137
Restructuring charge	93	628	228	1,182	789
Gain on bargain purchase	—	—	—	(15,903)	—
Loss on extinguishment of loans	—	—	5,409	—	—
Impairment of goodwill and tradenames	—	1,733	35,500	33,100	—
Transactions related costs and other	(2,146)	(10)	7,318	1,864	1,519
Total EBITDA Adjustments	77,676	93,512	101,942	37,024	49,232
Adjusted EBITDA	**$ 94,831**	**$ 139,893**	**$ 28,119**	**$(52,599)**	**$67**
Operating EBITDA Adjustments:					
Trading (income) loss and fair value adjustments on loans	(51,568)	(42,365)	10,587	41,518	29,868
Realized and unrealized losses (gains) on investments	28,442	(18,843)	75,361	77,629	29,545
Fixed Income Spread	8,116	5,817	6,982	8,250	6,052
Other investment related expenses	8,421	1,531	(6,575)	(538)	253
Total Operating EBITDA Adjustments	(6,589)	(53,860)	86,355	126,859	65,718
Operating Adjusted EBITDA	**$88,242**	**$86,033**	**$114,474**	**$74,260**	**$65,785**

Quarterly Operating Revenue and Operating Adjusted EBITDA

Operating Revenue and Operating Adjusted EBITDA [1][3][5][6]



Operating Revenue
Operating Adj. EBITDA
$388.6M
$369.7M
$479.9M
$392.7M
$379.0M
$88.2M
$86.0M
$114.5M
$74.3M
$65.8M
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024

Quarterly Revenue and Adjusted EBITDA

(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Operating Revenue [1]	$ 388,638	$ 369,730	$ 479,881	$ 392,688	$ 378,952
Investment Gains (Loss) [2]	43,452	36,548	(17,569)	(49,768)	(35,920)
Total Revenue	$ 432,090	$ 406,278	$ 462,312	$ 342,920	$ 343,032

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Operating Adjusted EBITDA [3]	**$ 88,242**	**$ 86,033**	**$ 114,474**	**$ 74,260**	**$ 65,785**
Investment Adjusted EBITDA [4]	6,589	53,860	(86,355)	(126,859)	(65,718)
Adjusted EBITDA [5][6]	$ 94,831	$ 139,893	$ 28,119	$ **(52,599)**	$ **67**

1. *Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods. During the fourth quarter of 2023, the Company recast its operating metrics to include revenues from fixed income trading. Operating Revenues has been adjusted to include fixed income trading revenue for the periods presented.*
2. *Investment Gains (Loss) is defined as Trading Income (Loss) and Fair Value Adjustments on Loans less fixed income trading revenue.*
3. *Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Loss) and Fair Value Adjustments on Loans, (ii) Realized and Unrealized Gains (Losses) on Investments, and (iii) other investment related expenses. During the fourth quarter of 2023, the Company recast its operating metrics to include revenues from fixed income trading. Operating Adjusted EBITDA has been adjusted to include fixed income trading revenue for the periods presented.*
4. *Investment Adjusted EBITDA is defined as the sum of (i) Trading Income (Loss) and Fair Value Adjustments on Loans and (ii) Realized and Unrealized Gains (Losses) on Investments, less fixed income trading revenue and other investment related expenses.*
5. *Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring charge, share-based payments, gain/loss on extinguishment of loans, gain on bargain purchase, impairment of goodwill and tradenames, and transaction related and other costs.*
6. *For a reconciliation to GAAP financial measures, please see slide 2.*

Cash and Investments Summary

(Dollars in thousands)	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Mar 31, 2024
Cash and Cash Equivalents	$ 209,971	$ 107,581	$ 252,288	$ 231,964	$ 190,690
Restricted Cash	2,351	2,321	2,060	1,875	1,889
Due from/(to) Clearing Brokers, net	13,112	22,289	25,579	51,334	40,875
Advances Against Customer Contracts	200	200	200	—	—
Securities and Other Investments Owned					
Equity Securities	929,582	963,817	1,088,567	994,634	869,137
Corporate Bonds	65,470	62,977	66,341	59,287	56,616
Other Fixed Income Securities	5,248	5,093	3,872	2,989	5,151
Partnership Interests and Other	48,930	40,557	38,807	35,196	18,964
Securities Sold Not Yet Purchased	(7,806)	(2,686)	(7,120)	(8,601)	(6,423)
Loans Receivable, net of Loan Participations Sold	772,085	683,827	549,142	532,419	452,496
Other investments and deposits [1]	72,905	66,268	57,738	14,582	20,567
Noncontrolling interest [2]	(29,785)	(31,199)	(24,766)	(41,456)	(44,456)
Total Cash, Net Securities, and Other	$ 2,082,263	$ 1,921,045	$ 2,052,708	$ 1,874,223	$ 1,605,506

Debt Summary

(Dollars in thousands)	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Mar 31, 2024
Term Loans, net	$ 626,613	$ 529,242	$ 618,301	$ 625,151	$ 596,262
Revolving Credit Facility	139,463	110,875	57,246	43,801	22,197
Notes Payable	19,882	21,298	21,300	19,391	14,325
Senior Notes Payable, net	1,722,977	1,666,009	1,667,088	1,668,021	1,553,616
Total Debt	2,508,935	2,327,424	2,363,935	2,356,364	2,186,400
Total Cash and Investments, Net of Debt	**$ (426,672)**	**$ (406,379)**	**$ (311,227)**	**$ (482,141)**	**$ (580,894)**

1. *Other investments and investment related deposits reported in prepaid and other assets.*
2. *Noncontrolling interest related to investments reported in Securities and Other Investments Owned.*

Composition of Cash and Investments

Percentage by Asset Type – March 31, 2024



Public Equity 11.7%
Cash and Restricted Cash 11.6%
Partnership Interests and Other 2.4%
Due from/(to) Clearing Brokers, net 2.5%
Corporate Bonds and Fixed Income Securities 3.7%
Private Equity 40.8%
Loans Receivable 27.3%

(Dollars in thousands)	Gross Value	% of Total
Cash and Restricted Cash	$ 192,579	11.6%
Due from/(to) Clearing Brokers, net	40,875	2.5%
Public Equity	193,770	11.7%
Private Equity	675,367	40.8%
Loans Receivable	452,496	27.3%
Corporate Bonds and Fixed Income Securities	61,767	3.7%
Partnership Interests and Other [1]	39,531	2.4%
Total	$ 1,656,385	100.0%

1. *Includes investments reported in prepaid and other assets.*

Loans Receivables Summary

Loans Receivable Balance Roll Forward – March 31, 2024

(Unaudited, dollars in thousands)	December 31, 2023	Gross Loan Funding	Sales, Repayments, and Conversions	Fair Value Adjustments	Capitalized Interest and Other	March 31, 2024
Consumer Receivable Related, at Fair Value	$ 62,808	$ —	$ (5,307)	$ (1,130)	$ 1,979	$ 58,350
Other Loans Receivable, at Fair Value	469,611	28,549	(96,480)	(11,071)	3,537	394,146
Total Loans Receivable, at Fair Value	$ 532,419	$ 28,549	$ (101,787)	$ (12,201)	$ 5,516	$ 452,496

Loans Receivable Balance by Sector March 31, 2024



Retail/Consumer 19.7%
Technology 17.5%
Consumer Receivable Related 12.9%
Other 9.4%
Vintage Loan 40.5%

Summary Statistics of Other Loans Receivable [1]

(Dollars in thousands)	March 31, 2024
Total Fair Value	$ 394,146
Total Principal	$ 419,946
Number of Companies	10
Number of Loans	12
Average Principal per Name	$ 41,995
Average Fair Value per Name	$ 39,415
Interest Rate Range	7% - 18%
Average Duration	2.8 years

1. *Excludes Consumer Receivable Related.*

Condensed Consolidated Balance Sheets

(Dollars in thousands)	March 31, 2024 (Unaudited)	December 31, 2023
Cash and cash equivalents	$ 190,690	$ 231,964
Restricted cash	1,889	1,875
Due from clearing brokers	40,875	51,334
Securities and other investments owned, at fair value	949,868	1,092,106
Securities borrowed	2,050,079	2,870,939
Accounts receivable, net	123,797	115,496
Due from related parties	92	172
Loans receivable, at fair value	452,496	532,419
Prepaid expenses and other assets	246,402	237,327
Operating lease right-of-use assets	84,217	87,605
Property and equipment, net	24,146	25,206
Goodwill	471,636	472,326
Other intangible assets, net	311,850	322,014
Deferred income taxes	49,607	33,595
Total assets	**$ 4,997,644**	**$ 6,074,378**
Accounts payable	$ 44,791	$ 44,550
Accrued expenses and other liabilities	253,153	273,193
Deferred revenue	68,643	71,504
Due to related parties and partners	1,763	2,731
Securities sold not yet purchased	6,423	8,601
Securities loaned	2,041,169	2,859,306
Operating lease liabilities	95,645	98,563
Notes payable	14,325	19,391
Revolving credit facility	22,197	43,801
Term loans, net	596,262	625,151
Senior notes payable, net	1,553,616	1,668,021
Total liabilities	**$ 4,697,987**	**$ 5,714,812**
Redeemable noncontrolling interests in equity of subsidiaries	—	—
Total B. Riley Financial, Inc. stockholders' equity	228,449	291,117
Noncontrolling interests	71,208	68,449
Total equity	299,657	359,566
Total liabilities and equity	**$ 4,997,644**	**$ 6,074,378**

Consolidated Statements of Operations

(Unaudited, dollars in thousands, except share data)	Three Months Ended March 31, 2024	2023
Revenues:		
Services and fees	$ 257,303	$ 235,559
Trading (loss) income and fair value adjustments on loans	(29,868)	51,568
Interest income - Loans and securities lending	59,944	77,186
Sale of goods	55,653	67,777
Total revenues	**343,032**	**432,090**
Operating expenses:		
Direct cost of services	61,126	54,397
Cost of goods sold	39,615	47,626
Selling, general and administrative expenses	209,548	212,627
Restructuring charge	789	93
Interest expense - Securities lending and loan participations sold	35,383	32,424
Total operating expenses	**346,461**	**347,167**
Operating (loss) income	(3,429)	84,923
Other income (expense):		
Interest income	669	2,574
Dividend income	11,815	13,204
Realized and unrealized losses on investments	(29,545)	(28,442)
Change in fair value of financial instruments and other	314	(209)
Loss from equity method investments	(4)	(10)
Interest expense	(44,864)	(47,561)
(Loss) income before income taxes	(65,044)	24,479
Benefit from (provision for) income taxes	17,090	(7,919)
Net (loss) income	(47,954)	16,560
Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	1,211	(595)
Net (loss) income attributable to B. Riley Financial, Inc.	$ (49,165)	$ 17,155
Preferred stock dividends	2,015	2,012
Net (loss) income available to common shareholders	**$ (51,180)**	**$ 15,143**
Basic (loss) income per common share	$ (1.71)	$ 0.53
Diluted (loss) income per common share	$ (1.71)	$ 0.51
Weighted average basic common shares outstanding	29,989,584	28,585,337
Weighted average diluted common shares outstanding	29,989,584	29,513,435

Segment Financial Information

(Unaudited, dollars in thousands)	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Capital Markets segment:		
Revenues - Services and fees	$ 60,347	$ 57,929
Trading (loss) income and fair value adjustments on loans	(30,468)	50,296
Interest income - Loans and securities lending	59,944	77,186
Total revenues	**89,823**	**185,411**
Selling, general and administrative expenses	(53,224)	(65,711)
Interest expense - Securities lending and loan participations sold	(35,383)	(32,424)
Depreciation and amortization	(771)	(1,256)
Segment income	**445**	**86,020**
Wealth Management segment:		
Revenues - Services and fees	51,182	48,542
Trading income and fair value adjustments on loans	600	1,272
Total revenues	**51,782**	49,814
Selling, general and administrative expenses	(49,048)	(47,322)
Restructuring charge	—	(33)
Depreciation and amortization	(1,055)	(1,086)
Segment income	**1,679**	**1,373**
Auction and Liquidation segment:		
Revenues - Services and fees	3,560	5,444
Revenues - Sale of goods	2,220	216
Total revenues	**5,780**	**5,660**
Direct cost of services	(1,456)	(3,128)
Cost of goods sold	(788)	(52)
Selling, general and administrative expenses	(1,508)	(2,280)
Segment income	**$ 2,028**	**$ 200**

Segment Financial Information (continued)

(Unaudited, dollars in thousands)	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Financial Consulting segment:		
Revenues - Services and fees	$ 35,085	$ 25,010
Selling, general and administrative expenses	(28,860)	(21,149)
Depreciation and amortization	(85)	(78)
Segment income	**6,140**	**3,783**
Communications segment:		
Revenues - Services and fees	81,070	85,052
Revenues - Sale of goods	1,296	1,867
Total revenues	**82,366**	**86,919**
Direct cost of services	(48,819)	(44,733)
Cost of goods sold	(1,359)	(2,168)
Selling, general and administrative expenses	(17,918)	(22,544)
Depreciation and amortization	(5,957)	(60)
Restructuring charge	(263)	(6,631)
Segment income	**8,050**	**10,783**
Consumer Products segment:		
Revenues - Sale of goods	51,522	65,694
Cost of goods sold	(36,880)	(45,406)
Selling, general and administrative expenses	(15,525)	(19,294)
Depreciation and amortization	(1,997)	(2,608)
Restructuring charge	(526)	—
Segment loss	**(3,406)**	**(1,614)**
Consolidated operating income from reportable segments	$ 14,936	$ 100,545

Definition of US GAAP to Non-GAAP Financial Measures

Certain of the information set forth herein, including operating revenue, adjusted EBITDA, operating adjusted EBITDA, and investment adjusted EBITDA may be considered non-GAAP financial measures. B. Riley Financial believes this information is useful to investors because it provides a basis for measuring the Company's available capital resources, the operating performance of its business and its revenues and cash flow, (i) excluding in the case of operating revenues, trading income (loss) and fair value adjustments on loans, (ii) excluding in the case of adjusted EBITDA, net interest expense, provisions for or benefit from income taxes, depreciation, amortization, fair value adjustment, restructuring charge, gain on extinguishment of loans, gain on bargain purchase, impairment of goodwill and tradenames, stock-based compensation and transaction and other expenses, (iii) excluding in the case of operating adjusted EBITDA, aforementioned adjustments for adjusted EBITDA, as well as trading income (loss) and fair value adjustments on loans net of fixed income trading revenue, realized and unrealized gains (losses) on investments, and other investment related expenses, and (iv) including in the case of investment adjusted EBITDA, trading income (loss) and fair value adjustments on loans, realized and unrealized gains (losses) on investments, net of fixed income trading revenue and other investment related expenses, that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP"). In addition, the Company's management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance, capital resources and cash flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies.

For more information, please visit
www.brileyfin.com

